EXHIBIT 10.3

Task Order
Xerox Business Services, LLC (f/k/a Affiliated Computer Services, Inc.) and University of the Rockies, LLC

This Task Order (“Task Order”) is entered into May 1, 2013 (“Effective Date”) pursuant to the General Services Agreement, and any amendments thereto (“Agreement”) by and between Xerox Business Services, LLC, f/k/a Affiliated Computer Services, Inc., (“Xerox”) and University of the Rockies, LLC (“Customer”). Except as may otherwise be provided in this Task Order, all terms and conditions of the Agreement shall remain unmodified and in full force and effect. Should there be a conflict between the Agreement and this Task Order, the terms of the Agreement shall control unless this Task Order specifically identifies the provisions in the Agreement that it supersedes.

I. The Service

Effective May 1, 2013, Xerox will provide the following services under this Task Order for Customer's Denver Instructional Center (“Services”):

o    100% quality review of ISIR Review processing (ISIR review includes verification/c-codes/conflicting information/PJ)
o    100% quality review of packaging/certification/revisions
o    Disbursement Eligibility Review
o    100% quality review of Title IV Refund processing

II. Fees
Xerox will bill Customer monthly for the Services.
Xerox will charge Customer $[***] per month for the Services (not to exceed [***] students)
Customer will pay Xerox within thirty (30) days of receipt of monthly invoice and in accordance with the invoicing terms contained in the Agreement.

III. Term and Termination

The term of this Task Order will begin on the Effective Date and will continue until terminated as provided in the Agreement.

IV. Signatures

The term of this Task Order will begin on the Effective Date and will continue until terminated as provided in the Agreement.

[***] Confidential portions of this document have been redacted and filed separately with the Commission.

IN WITNESS WHEREOF, each of the parties has executed this Task Order by the signatures of their respective authorized representatives.

ACCEPTED AND AGREED:

Xerox Business Services, LLC	University of the Rockies, LLC

By:/s/ Nancy D. Paris	By: /s/ Christopher A. Jackson
Printed: Nancy D. Paris	Printed: Christopher A. Jackson
Title: Sr. Vice President	Title: VP, Finance
Date: 4/30/13	Date: 4/28/13

Xerox Business Services, LLC
Confidential: Information within this document is not to be released or distributed to any parties outside Xerox or University of the Rockies, LLC and any of their affiliates, without the express written approval of Xerox management.